UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant Section 240.14a-12

Diamond Management & Technology Consultants, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement; if other than Registrant)

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Filed by Diamond Management & Technology Consultants, Inc.
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Diamond Management & Technology Consultants, Inc.
Commission File No.: 000-22125

The following is a presentation made to employees of Diamond Management & Technology Consultants, Inc. (“Diamond”) in connection with the proposed acquisition of Diamond by PricewaterhouseCoopers LLP.

Diamond’s Announcement of Merger with PwC August 24, 2010

Diamond
Management & Technology Consultants

© Diamond Management & Technology Consultants, Inc.

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How is this Good for Diamond Consultants?
•
We have always been about:
–
Doing the most interesting work for the best clients
–
Attracting smart, dedicated, innovative people
–
Having real impact at our clients and within our firm
–
Evolving our service offerings and vertical depth to better address client needs
–
Leveraging technology to improve the practice of management
–
Developing global reach
–
People first, leadership, collaboration and trust
•
We have been successful over the years maintaining those values and operating principles. We have built a great firm.
•
We are in a position of strength despite the changing environment and competitive intensity.
•
We believe that by joining PwC, we
–
more effectively achieve scale, stability, and increased career opportunities for our people, while retaining Diamond’s core values and principles
–
can increase our access to clients and the depth of our investments
Diamond’s Perspective

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Why Are We Merging, and Why Now?
•
As a public company, we have a fiduciary responsibility to our shareholders, and we believe that this transaction offers our shareholders an attractive valuation which is a 31% premium over our August 23, 2010, closing price.
•
Scale and growth potential
–
More established brand recognition across the globe
–
Extensive business development and marketing resources
–
Greater investment in research and IC development
–
Greater presence in our communities
–
Broader access to clients
–
Additional opportunity for our people
•
Ability to serve clients more holistically
•
Additional service lines that will benefit our clients
•
Growing market demand for our capabilities in aligning strategy with execution
•
We have been growing profitably in the past two years in a soft environment – making Diamond an attractive asset
Diamond’s Perspective

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Advantages of combination with PricewaterhouseCoopers
•
PwC’s Advisory Practice, like Diamond, aspires to be the world’s best professional services provider.
•
Diamond’s business model is consistent with their target model.
•
Sustains and enhances the type of work and career experience that drew our staff to Diamond
•
Career opportunities and mentoring
•
Increased project variety
•
Access to international assignments
•
Complementary advisory capabilities: Diamond has significantly more focus on ‘front end’ capabilities such as channel strategy, customer experience, etc.; PwC Advisory expertise is largely in ‘back office” management processes
•
Broad annuity relationships across all of our verticals
•
A firm culture respected for its established flexible work programs, diversity, and corporate citizenship efforts
Diamond’s Perspective

Pre-Announcement

- Strategic & Operational Ideation
- Operations, IT and Financial Due Diligence
- Financial Planning / Valuation

Day 1

- Internal & External Communication
- IT (email, websites)
- Tax / Accounting
- Payroll
- Legal & Regulatory
- Human Resources

Diamond
Management & Technology Consultants

© Diamond Management & Technology Consultants, Inc.

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Pre-
Announcement
Post-
Announce to
Deal Close
Day 1
Post – Close
Integration
Post-
Integration
Key Activities Throughout an Integration*
M&A Integration
Post-Announcement
•
Integration Team Definition
•
Synergy Business Case
•
Due Diligence Validation
•
Detailed Synergy Project
Implementation Planning
•
Organizational, IT &Ops Design
•
Day 1 Preparations
Program Management
•
Status Tracking
•
Risk & Issue Management
•
Savings Tracking
•
Communication
Execution Management
•
Resource & Org. Planning
•
Facilities & Operations
•
Strategic Sourcing
•
IT Integration
Post-Integration
•
Post-Launch
Operational
Improvements
•
Optimize Synergies
•
Growth Investments
* Note:  Diamond's Approach to M&A Integration

© Diamond Management & Technology Consultants, Inc.

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Diamond will be positioned as an integrated business unit of PwC
Advisory Leader
Industries (Sectors)
Financial
Services
Health
Industries
Products& Services
Industries
Public
Services
West
Banking& Capital Markets,
Insurance, Asset
Management
Pharmaceutical &
Life Sciences,
Payer, Provider
Automotive, EMC, Energy,
Industrial Products PE,
Retail and Consumer,
Technology, Utilities
Forensics Consulting Deals
Business &
Technology
Consulting
P/L responsibility
Solution
development
& delivery,
x-Advisory
Connectivity
Denotes member of respective PwC US Advisory,  Vertical, or Regional management team.
CTO
Chief
Innovation
Officer
Strategy Operations
Risk &
Quality
Finance Human
Capital
Diversity GDC/
Alliances
Other
Post-deal U.S. Advisory Organization
P/L responsibility
A PwC Company
FS INS ENT
PS
HC / PS West
UK
&
India
Diamond Horizontal Lead

Diamond
Management & Technology Consultants

© Diamond Management & Technology Consultants, Inc.

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What Next?
SMALL-HANDS MEETINGS
WEDNESDAY, AUGUST 25
•
Dallas, 7
– 9:30 AM CT, Renaissance Hotel
•
Washington,
DC,
5 – 7:30 PM ET, JW Marriott
THURSDAY, AUGUST 26
•
Hartford, 7
– 9:30 AM ET, Marriott Downtown
•
New York
City,
5 – 7 PM ET, in NY Office
FRIDAY, AUGUST 27
•
New York
City,
7 – 9:30 AM ET, in NY Office
•
WEBCAST WITH PwC LEADERSHIP
(Details
to follow)
COMMUNICATIONS –
PEOPLE ADVISORY
The following partners and senior
directors will be part of a
communications advisory for our
staff. You should reach out to them
if you have questions about the
pending deal.
Rick Barto
Ed Brady
Tyson Cornell
Jonathan Kletzel
Scott Likens
Linda Najim
Stacy Sachen
Ann Settimi
https://one.diamondconsultants.com/D/TheInfield/
ONE Site for Communications Related to the Merger Agreement
The Infield

Management & Technology Consultants

© Diamond Management & Technology Consultants, Inc.

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Additional Information
In connection with the proposed Merger and the required stockholder approval, Diamond intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Diamond. DIAMOND’S STOCKHOLDERS ARE URGED
TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND
DIAMOND. Investors and stockholders may obtain copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s
Web site at www.sec.gov.
In addition,
investors and stockholders may also obtain, free of charge, copies of these documents filed with the
SEC through the investor relations page on Diamond’s corporate Web site at
www.diamondconsultants.com or by contacting Diamond Management & Technology Consultants,
Inc. at John Hancock Center, 875 N. Michigan Ave. Suite 3000, Chicago, Illinois, 60611, Attention:
Investor Relations.
Participants in Solicitation
Diamond and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Diamond stockholders with respect to the proposed Merger. Information about
Diamond’s executive officers and directors and their ownership of Diamond Common Stock is set forth in Diamond’s Annual Report on Form 10-K/A filed with the SEC on July 29, 2010. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of
Diamond and its executive officers and directors in the proposed Merger by reading the preliminary and definitive proxy statements regarding the proposed Merger, which will be filed by Diamond with the SEC. Copies of these documents may be obtained, free of charge, as described above.